AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                             MONARCH PROPERTIES, LP

                            AS OF APRIL 17, 1998






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                                TABLE OF CONTENTS
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INTRODUCTORY STATEMENT..................................................................................1

ARTICLE 1.        DEFINED TERMS.........................................................................1

ARTICLE 2.        ORGANIZATIONAL MATTERS...............................................................13
         Section 2.1.      Formation...................................................................13
         Section 2.2.      Name........................................................................14
         Section 2.3.      Registered Office and Agent; Principal Office...............................14
         Section 2.4.      Term........................................................................14

ARTICLE 3.        PURPOSE..............................................................................14
         Section 3.1.      Purpose and Business........................................................14
         Section 3.2.      Powers......................................................................15
         Section 3.3.      Representations and Warranties by the Parties...............................15

ARTICLE 4.        CAPITAL CONTRIBUTIONS................................................................16
         Section 4.1.      Capital Contributions of the Partners.......................................16
         Section 4.2.      Issuances of Additional Partnership Interests...............................17
         Section 4.3.      Additional Funds and Capital Contributions..................................19
         Section 4.4.      Stock Plans.................................................................21
         Section 4.5.      No Preemptive Rights........................................................22
         Section 4.6.      Other Contribution Provisions...............................................22

ARTICLE 5.        DISTRIBUTIONS........................................................................22
         Section 5.1.      Requirement and Characterization of Distributions...........................22
         Section 5.2.      Amounts Withheld............................................................23
         Section 5.3.      Distributions Upon Liquidation..............................................23
         Section 5.4.      Revisions to Reflect Issuance of Additional Partnership Interests...........23

ARTICLE 6.        ALLOCATIONS..........................................................................23
         Section 6.1.      Allocations For Capital Account Purposes....................................23
         Section 6.2.      Revisions to Allocations to Reflect Issuance of Partnership Interests.......24

ARTICLE 7.        MANAGEMENT AND OPERATIONS OF BUSINESS................................................24
         Section 7.1.      Management..................................................................24
         Section 7.2.      Certificate of Limited Partnership..........................................28
         Section 7.3.      Restrictions on General Partner Authority...................................29
         Section 7.4.      Reimbursement of the General Partner and the Company........................29
         Section 7.5.      Outside Activities of the General Partner...................................30
         Section 7.6.      Contracts with Affiliates...................................................31
         Section 7.7.      Indemnification.............................................................31
         Section 7.8.      Liability of the General Partner............................................33

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         Section 7.9.      Other Matters Concerning the General Partner................................34
         Section 7.10.     Title to Partnership Assets.................................................34
         Section 7.11.     Reliance by Third Parties...................................................35

ARTICLE 8.        RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS...........................................35
         Section 8.1.      Limitation of Liability.....................................................35
         Section 8.2.      Management of Business......................................................35
         Section 8.3.      Outside Activities of Limited Partners......................................36
         Section 8.4.      Return of Capital...........................................................36
         Section 8.5.      Rights of Limited Partners Relating to the Partnership......................36
         Section 8.6.      Conversion Right............................................................37

ARTICLE 9.        BOOKS, RECORDS, ACCOUNTING AND REPORTS...............................................38
         Section 9.1.      Records and Accounting......................................................38
         Section 9.2.      Fiscal Year.................................................................39
         Section 9.3.      Reports.....................................................................39

ARTICLE 10.  TAX MATTERS...............................................................................39
         Section 10.1.     Preparation of Tax Returns..................................................39
         Section 10.2.     Tax Elections...............................................................39
         Section 10.3.     Tax Matters Partner.........................................................40
         Section 10.4.     Organizational Expenses.....................................................41
         Section 10.5.     Withholding.................................................................41

ARTICLE 11.  TRANSFERS AND WITHDRAWALS.................................................................42
         Section 11.1.     Transfer....................................................................42
         Section 11.2.     Transfer of the Partnership Interests of General Partner and MP:

                           Extraordinary Transactions..................................................43
                           --------------------------
         Section 11.3.     Limited Partners' Rights to Transfer........................................45
                           ------------------------------------
         Section 11.4.     Substituted Limited Partners................................................47
                           ----------------------------
         Section 11.5.     Assignees...................................................................47
                           ---------
         Section 11.6.     General Provisions..........................................................48
                           ------------------

ARTICLE 12.  ADMISSION OF PARTNERS.....................................................................49
         Section 12.1.     Admission of Successor General Partner......................................49
         Section 12.2.     Admission of Additional Limited Partners....................................49
         Section 12.3.     Amendment of Agreement and Certificate of Limited Partnership...............50

ARTICLE 13.  DISSOLUTION, LIQUIDATION AND TERMINATION..................................................50
         Section 13.1.     Dissolution.................................................................50
         Section 13.2.     Winding Up..................................................................51
         Section 13.3.     Compliance with Timing Requirements of Regulations..........................52
         Section 13.4.     Deemed Distribution and Recontribution......................................53
         Section 13.5.     Rights of Limited Partners..................................................53
         Section 13.6.     Notice of Dissolution.......................................................53

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         Section 13.7.     Termination of Partnership and Cancellation of Certificate of Limited
                           Partnership.................................................................53

         Section 13.8.     Reasonable Time for Winding-Up..............................................53
         Section 13.9.     Waiver of Partition.........................................................54

ARTICLE 14.  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS..............................................54
         Section 14.1.     Amendments..................................................................54
         Section 14.2.     Meetings of the Partners....................................................55

ARTICLE 15.  GENERAL PROVISIONS........................................................................56
         Section 15.1.      Addresses and Notice.......................................................56
         Section 15.2.      Titles and Captions........................................................56
         Section 15.3.      Pronouns and Plurals.......................................................57
         Section 15.4.      Further Action.............................................................57
         Section 15.5.      Binding Effect.............................................................57
         Section 15.6.      Creditors..................................................................57
         Section 15.7.      Waiver.....................................................................57
         Section 15.8.      Counterparts...............................................................57
         Section 15.9.      Applicable Law.............................................................57
         Section 15.10.     Invalidity of Provisions...................................................58
         Section 15.11.     Power of Attorney..........................................................58
         Section 15.12.     Entire Agreement...........................................................59
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EXHIBITS

Exhibit A - Partner Contributions and Partnership Interests
Exhibit B - Capital Account Maintenance
Exhibit C - Special Allocation Rules
Exhibit D - Notice of Conversion
Exhibit E - Value of Contributed  Property
Exhibit F - Recourse Debt Level Schedule

                        AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                             MONARCH PROPERTIES, LP

         THIS AGREEMENT OF LIMITED PARTNERSHIP OF MONARCH PROPERTIES, L.P. (this "Agreement"), dated as of __________ ___, 1998, is entered into among MP OPERATING INC., a Delaware corporation ("General Partner"), as General Partner of the Partnership, MP PROPERTIES LP, INC., a Delaware corporation ("MP"), a Limited Partner, and the Persons whose names are set forth on Exhibit A hereto, as Limited Partners, together with any other Persons who become Partners in the Partnership as provided herein.

                             INTRODUCTORY STATEMENT

         General Partner and MP are wholly owned subsidiaries of Monarch Properties, Inc. (the "Company"), a Maryland corporation, which was formed to make equity and mortgage investments in healthcare-related real estate and expects to qualify as a real estate investment trust for federal income tax purposes. General Partner and MP desire to form this limited partnership (the "Partnership") to transact the business of the Company and to own certain properties of the Company.

         General Partner shall be the sole general partner of the Partnership. MP shall be, initially, the sole limited partner. The initial capital contribution of MP to the Partnership shall consist of the proceeds of the initial public offering of the shares of the Company, and the initial capital contribution of the General Partner shall consist of a cash contribution.

         The Certificate of Limited Partnership of the Partnership was filed in the Office of the Secretary of State of Delaware on April 17, 1998. General Partner and MP desire to enter into this Agreement to organize the Partnership as more particularly set forth below.

         NOW,   THEREFORE,   BE  IT   RESOLVED,   that  for  good  and  adequate
consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1. DEFINED TERMS

         The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

         "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

         "Additional Funds" has the meaning set forth in Section 4.3(a).

         "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Sections 4.2 and 12.2 hereof and who is shown as such on the books and records of the Partnership.

         "Adjusted Capital Account" means the Capital Account maintained for each Partner as of the end of each Partnership taxable year (a) increased by any amounts which such Partner is obligated to restore pursuant to any provision of this Agreement or is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and (b) decreased by the items described in Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5), and 1.704-1(b)(2)(ii)(d)(6).
The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

         "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Adjusted Capital Account as of the end of the relevant Partnership taxable year.

         "Adjusted Property" means any property the Carrying Value of which has been adjusted pursuant to Exhibit B hereof.

         "Affiliate" means, with respect to any Person, (a) any Person directly or indirectly controlling, controlled by or under common control with such Person; (b) any Person owning or controlling ten percent (10%) or more of the outstanding voting interests of such Person; (c) any Person of which such Person owns or controls ten percent (10%) or more of the voting interests; or (d) any officer, director, general partner or trustee of such Person or of any Person referred to in clauses (a), (b), and (c) above. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Agreed Value" means (a) in the case of any Contributed Property as of the time of its contribution to the Partnership, the 704(c) Value of such property, reduced by any liabilities either assumed by the Partnership upon such contribution or to which such property is subject when contributed, and (b) in the case of any property distributed to a Partner by the Partnership, the Partnership's Carrying Value of such property at the time such property is distributed, reduced by any indebtedness either assumed by such Partner upon such distribution or to which such property is subject at the time of distribution as determined under Section 752 of the Code and the Regulations thereunder. The Agreed Value of each Contributed Property contributed or deemed contributed by each Partner as of the date hereof is as set forth in Exhibit E.

         "Agreement" means this Agreement of Limited Partnership, as it may be amended, supplemented or restated from time to time.

         "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5.

         "Available Cash" means, with respect to any period for which such calculation is being made, (i) the sum of:

         (a) the Partnership's Net Income or Net Loss (as the case may be) for such period (without regard to adjustments resulting from allocations described in Sections 1.1 through 1.5 of Exhibit
                  C);

         (b)      Depreciation   and  all  other  noncash  charges  deducted  in
                  determining Net Income or Net Loss for such period;

         (c) the amount of any reduction in the reserves of the Partnership referred to in clause (ii)(f) below (including, without limitation, reductions resulting because the General Partner determines such amounts are no longer necessary);

         (d) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, or refinancing of Partnership property for such period over the gain recognized from such sale, exchange, disposition, or refinancing during such period (excluding Terminating Capital Transactions); and

         (e) all other cash received by the Partnership for such period that was not included in determining Net Income or Net Loss for such period (excluding the proceeds of any Capital Contribution);

(ii) less the sum of (except to the extent made with the proceeds of any Capital Contribution):

         (a)      all principal debt   payments  made  by the Partnership during
                  such period;

         (b) capital expenditures made by the Partnership during such period;

         (c) investments made by the Partnership during such period in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(a) or
                  (ii)(b);

         (d)      all  other   expenditures   and   payments   not  deducted  in
                  determining Net Income or Net Loss for such period;

         (e) any amount included in determining Net Income or Net Loss for such period that was not received or disbursed by the Partnership during such period;

         (f) the amount of any increase in reserves during such period which the General Partner determines to be necessary or appropriate in its sole and absolute discretion; and

         (g) the amount of any working capital accounts and other cash or similar balances which the General Partner determines to be necessary or appropriate, in its sole and absolute discretion.

         Notwithstanding the foregoing, Available Cash shall not include any cash received or reductions in reserves, or take into account any disbursements made or reserves established, after commencement of the dissolution and liquidation of the Partnership.

         "Book-Tax Disparities" means, with respect to any item of Contributed Property or Adjusted Property, as of the date of any determination, the difference between the Carrying Value of such Contributed Property or Adjusted Property and the adjusted basis thereof for federal income tax purposes as of such date. A Partner's share of the Partnership's Book-Tax Disparities in all of its Contributed Property and Adjusted Property will be reflected by the difference between such Partner's Capital Account balance as maintained pursuant to Exhibit B and the hypothetical balance of such Partner's Capital Account computed as if it had been maintained strictly in accordance with federal income tax accounting principles.

         "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close.

         "Capital Account" means the Capital Account maintained for a Partner pursuant to Exhibit B hereto. The initial Capital Account balance for each Partner who is a Partner on the Effective Date shall be the amount set forth opposite such Partner's name on Exhibit A hereto and shall be equal to the initial Capital Contribution of the Partner.

         "Capital Contribution" means, with respect to any Partner, any cash, cash equivalents or the Agreed Value of Contributed Property which such Partner contributes or is deemed to contribute to the Partnership pursuant to Section 4.1, 4.2 or 4.3 hereof.

         "Carrying Value" means (a) with respect to a Contributed Property or Adjusted Property, the 704(c) Value of such property, reduced (but not below zero) by all Depreciation with respect to such Contributed Property or Adjusted Property, as the case may be, charged to the Partners' Capital Accounts following the contribution of or adjustment with respect to such Property; and
(b) with respect to any other Partnership property, the adjusted basis of such property for federal income tax purposes, all as of the time of determination. The Carrying Value of any property shall be adjusted from time to time in accordance with Exhibit B hereof, and to reflect changes, additions or other adjustments to the Carrying Value for dispositions and acquisitions of Partnership properties, as deemed appropriate by the General Partner.

         "Cash Amount" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Shares Amount.

         "Certificate of Incorporation" means the Articles of Incorporation or other organizational document governing the Company, as amended or restated from time to time.

         "Certificate of Limited Partnership" means the Certificate of Limited Partnership relating to the Partnership to be filed in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

         "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time or any successor statute, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

         "Company" means Monarch Properties, Inc., a Maryland corporation.

         "Company Loans" has the meaning set forth in Section 4.3(d).

         "Consent" means the consent or approval of or vote in favor of a proposed action by a Partner given in accordance with Section 14.2 hereof.

         "Contributed Property" means each property or other asset, in such form as may be permitted by the Act, but excluding cash contributed or deemed contributed to the Partnership. Once the Carrying Value of a Contributed Property is adjusted pursuant to Exhibit B hereof, such property shall no longer constitute a Contributed Property for purposes of Exhibit B hereof, but shall be deemed an Adjusted Property for such purposes.

         "Conversion Factor" means 1.0, provided that in the event that

         (a) the Company (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares; (ii) splits or subdivides its outstanding REIT
Shares; or (iii) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination;

         (b) the Company distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares (or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares) at a price per share less than the Value of a REIT Share on the record date for such distribution (each a "Distributed Right"), then the Conversion Factor shall be adjusted by multiplying the Conversion Factor previously in effect by a fraction (i) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT Shares purchasable under such Distributed Rights and (ii) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date plus a fraction (A) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights and (B) the denominator of which is the Value of a REIT Share as of the record date; provided, however, that, if any such Distributed Rights expire or become no longer exercisable, then the Conversion Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and

         (c) the Company shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection
(a) above), which evidences of indebtedness or assets relate to assets not received by the Company pursuant to a pro rata distribution by the Partnership, then the Conversion Factor shall be adjusted to equal the amount determined by multiplying the Conversion Factor in effect immediately prior to the close of business on the date fixed for determination of shareholders entitled to receive such distribution by a fraction (i) the numerator of which shall be such Value of a REIT Share on the date fixed for such determination and (ii) the denominator of which shall be the Value of a REIT Share on the dates fixed for such determination less the then fair market value (as determined by the General Partner, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.

         Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event (provided, however, if a Notice of Conversion is given prior to such a record date and the Specified Conversion Date is after such a record date, then the adjustment to the Conversion Factor shall, with respect to such Converting Partner, be retroactive to the date of such Notice of Conversion). It is intended that adjustments to the Conversion Factor are to be made in order to avoid unintended dilution or anti-dilution as a result of transactions in which REIT Shares are issued, redeemed or exchanged without a corresponding issuance, redemption or exchange of Partnership Units.

         "Conversion Right" has the meaning set forth in Section 8.6.

         "Converting Partner" has the meaning set forth in Section 8.6.

         "Convertible Partnership Units" means Partnership Units which are convertible into REIT Shares pursuant to Section 8.6 hereof.

         "Debt" means, as to any Person, as of any date of determination, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (b) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (c) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (d) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

         "Depreciation" means, for each taxable year, an amount equal to the federal income tax depreciation, amortization, or other cost recovery deduction allowable with respect to an asset for such year, except that if the Carrying Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Carrying Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such year bears to such beginning adjusted tax basis; provided, however, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such year is zero, Depreciation shall be determined with reference to such beginning Carrying Value using any reasonable method selected by the General Partner.

         "Distributed Right" has the meaning set forth in the definition of "Conversion Factor."

         "Effective Date" means the date of closing the initial issuance of Partnership Units by the Partnership.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute.

         "Exempt Transaction" has the meaning set forth in Section 8.7 hereof.

         "Extraordinary Transaction" means, with respect to the Company, the occurrence of one or more of the following events: (a) a merger (including a triangular merger), consolidation or other combination with or into another Person; (b) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of its assets in one transaction or a series of transactions; (c) any reclassification, recapitalization or change of its outstanding equity interests (other than a change in par value, or from par value to no par value, or as a result of a split, dividend or similar subdivision); (d) any issuance of equity securities of the Company in exchange for assets (other than an issuance of securities for cash or an issuance of securities pursuant to an employee benefit plan); or (e) the adoption of any plan of liquidation or dissolution of the Company (whether or not in compliance with the provisions of this Agreement).

         "Funding Debt" means any Debt incurred by or on behalf of the General Partner for the purpose of providing funds to the Partnership.

         "General Partner Interest" means a Partnership Interest held by the General Partner, in its capacity as general partner. A General Partner Interest may be expressed as a number of Partnership Units.

         "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

         "Immediate Family" means, with respect to any natural Person, such natural Person's spouse, parents, descendants, nephews, nieces, brothers, and sisters.

         "Incapacity" or "Incapacitated" means, (a) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his or her Person or estate;
(b) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (c) as to any partnership or limited liability company which is a Partner, the dissolution and commencement of winding up of the partnership or limited liability company; (d) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the
Partnership; (e) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (f) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (i) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (ii) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (iii) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (iv) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (ii) above; (v) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties; (vi) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof;
(vii) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety
(90) days of such  appointment;  or (viii) an appointment  referred to in clause
(vii) which has been stayed is not vacated within ninety (90) days after the expiration of any such stay.

         "Indemnitee" means (a) the Company, any Person made a party to a proceeding by reason of his status as the General Partner, a Limited Partner, or as a partner, shareholder, member, manager, director, officer or employee of the Company, the Partnership, the General Partner, or his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and (b) such other Persons (including Affiliates of the General Partner, a Limited Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

         "Limited Partner" means any Person (including MP) named as a Limited Partner in Exhibit A attached hereto, as such Exhibit may be amended from time to time, or any Substituted Limited

Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner of the Partnership.

         "Limited Partnership Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partnership Interest may be expressed as a number of Partnership Units.

         "Limited Partner Recourse Debt Percentage" means with respect to certain of the Limited Partners the percentage listed with respect to such Limited Partner on the recourse debt level schedule attached hereto as Exhibit F.

         "Liquidating Event" has the meaning set forth in Section 13.1.

         "Liquidator" has the meaning set forth in Section 13.2.

         "Lyric" means Lyric Health Care Holdings III, Inc., a Delaware corporation.

         "Master Lease" means that certain Master Lease, dated as of the Effective Date, of certain properties owned by the Partnership, between the Partnership and Lyric.

         "Monarch REIT Group" means the Company, the General Partner, MP and any wholly owned Subsidiaries of the Company, MP or the General Partner.

         "Net Income" means, for any taxable period, the excess, if any, of the Partnership's items of income and gain for such taxable period over the Partnership's items of loss and deduction for such taxable period. The items included in the calculation of Net Income shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit B.

         "Net Loss" means, for any taxable period, the excess, if any, of the Partnership's items of loss and deduction for such taxable period over the Partnership's items of income and gain for such taxable period. The items included in the calculation of Net Loss shall be determined in accordance with federal income tax accounting principles, subject to the specific adjustments provided for in Exhibit B.

         "New Securities" means (a) any rights, options, warrants or convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares, or (b) any Debt issued by the General Partner that provides any of the rights described in clause (a).

         "Non-convertible Partnership Units" means Partnership Units which may not be converted into REIT Shares pursuant to Section 8.6 hereof.

         "Nonrecourse Built-in Gain" means, with respect to any Contributed Properties or Adjusted Properties that are subject to a mortgage or negative pledge securing a Nonrecourse Liability, the amount of any taxable gain that would be allocated to the Partners pursuant to Section 2.2 of Exhibit C if such properties were disposed of in a taxable transaction in full satisfaction of such liabilities and for no other consideration.

         "Nonrecourse  Deductions"  has the  meaning  set  forth in  Regulations
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(c).

         "Nonrecourse  Liability"  has the  meaning  set  forth  in  Regulations
Section 1.752-1(a)(2).

         "Notice of Conversion" means the Notice of Conversion substantially in the form of Exhibit D to this Agreement.

         "Partner" means a General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners collectively.

         "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

         "Partner  Nonrecourse  Debt" has the meaning  set forth in  Regulations
Section 1.704-2(b)(4).

         "Partner Nonrecourse Deductions" has the meaning set forth in Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership taxable year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

         "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, as it may be amended and/or restated, and any successor to such limited partnership.

         "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

         "Partnership  Minimum  Gain" has the meaning  set forth in  Regulations
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in a Partnership Minimum Gain, for a Partnership taxable year shall be determined in accordance with the rules of Regulations
Section 1.704-2(d).

         "Partnership Record Date" means the record date established by the General Partner for the distribution of Available Cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the Company for a distribution to its shareholders of some of all of its portion of such distribution.

         "Partnership Unit" or "Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued pursuant to Sections 4.1, 4.2 and
4.3. The number of Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A hereto, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities.

         "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

         "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

         "Person" means an individual or a corporation, limited liability company, partnership, trust, unincorporated organization, association or other entity.

         "Publicly Traded" means listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange or another national securities exchange or designated for quotation on The Nasdaq Stock Market, Inc. National Market, or any successor to any of the foregoing.

         "Qualified REIT Subsidiary" means any Subsidiary of the Company that is a "qualified REIT subsidiary" within the meaning of Section 856(i) of the Code.

         "Recapture Income" means any gain recognized by the Partnership upon the disposition of any property or asset of the Partnership, which gain is characterized as ordinary income because it represents the recapture of deductions previously taken with respect to such property or asset.

         "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "REIT" means a real estate investment trust under Section 856 of the Code.

         "REIT Share" means a share of common stock, par value $.01 per share, of the Company.

         "REIT Shares Amount" shall mean a number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Converting Partner, multiplied by the Conversion Factor in effect on the date of receipt by the General Partner of a Notice of Conversion, provided that in the event the Company issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, "Rights"), and the Rights have not expired at the Specified Conversion Date, then the REIT Shares Amount shall also include the Rights that were issuable to a holder of the REIT Shares Amount of REIT Shares on the applicable record date relating to the issuance of such Rights.

         "Residual Gain" or "Residual Loss" means any item of gain or loss, as the case may be, of the Partnership recognized for federal income tax purposes resulting from a sale, exchange or other disposition of Contributed Property or Adjusted Property, to the extent such item of gain or loss is not allocated pursuant to Section 2.2.A.(1) or 2.2.B.(1)(a) of Exhibit C hereto to eliminate Book-Tax Disparities.

         "Rights" has the meaning set forth in the definition of "REIT Shares Amount."

         "Safe Harbor" has the meaning set forth in Section 11.1(g).

         "704(c) Value" of any Contributed Property means the fair market value of such property or other consideration at the time of contribution, as determined by the General Partner using such reasonable method of valuation as it may adopt; provided, however, that the 704(c) Value of any property deemed contributed to the Partnership for federal income tax purposes upon termination and reconstitution thereof pursuant to Section 708 of the Code shall be determined in accordance with Exhibit B hereto. Subject to Exhibit B hereto, the General Partner shall, in its sole and absolute discretion, use such method as it deems reasonable and appropriate to allocate the aggregate of the 704(c) Values of Contributed Properties in a single or integrated transaction among the separate properties on a basis proportional to their respective fair market values. The 704(c) Values of the Contributed Properties contributed to the Partnership as of the Effective Date are set forth on Exhibit E hereto.

         "Services Agreement" means any management, development or advisory agreement with a property and/or asset for the provision of property management, asset management, leasing, development and/or similar services with respect to the properties and any agreement for the provision of services of accountants, legal counsel, appraisers, insurers, brokers, transfer agents, registrars, developers, financial advisors and other professional services.

         "Specified Conversion Date" means the tenth (10th) Business Day after receipt by the Company of a Notice of Conversion; provided that if the Company combines its outstanding REIT Shares, no Specified Conversion Date shall occur after the record date of such combination of REIT Shares and prior to the effective date of such combination.

         "Stock Plan" means the 1998 Omnibus Securities and Incentive Plan of the Company, as amended from time to time, or any other stock incentive plan adopted by the Company.

         "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (a) the voting power of the voting equity securities; or (b) the outstanding equity interests, is owned, directly or indirectly, by such Person.

         "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

         "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

         "Unrealized Gain" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the fair market value of such property (as determined in Section 4.1(e) hereto) as of such date; over (b) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereto) as of such date.

         "Unrealized Loss" attributable to any item of Partnership property means, as of any date of determination, the excess, if any, of (a) the Carrying Value of such property (prior to any adjustment to be made pursuant to Exhibit B hereto) as of such date; over (b) the fair market value of such property (as determined in Section 4.1(e) hereto) as of such date.

         "Valuation Date" means the date of receipt by the General Partner of a Notice of Conversion or, if such date is not a Business Day, the first Business Day thereafter.

         "Value" means, with respect to any outstanding REIT Shares that are Publicly Traded, the average of the daily market price for the ten consecutive trading days immediately preceding the date with respect to which value must be determined. The market price for each such trading day shall be the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day. If the outstanding REIT Shares are Publicly Traded and the REIT Shares Amount includes rights that a holder of Shares would be entitled to receive, then the Value of such rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

ARTICLE 2. ORGANIZATIONAL MATTERS

         Section 2.1. Formation

         The Partnership is a limited partnership organized pursuant to the provisions of the Act. The Partners hereby agree to form and operate the Partnership upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

         Section 2.2. Name

         The name of the Partnership is "Monarch Properties, LP" The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "LP," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

         Section 2.3. Registered Office and Agent; Principal Office

         The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is the Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, County of New Castle, Delaware 19801. The principal office of the Partnership shall be 8889 Pelican Bay Boulevard, Suite 501, Naples, Florida 34108, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

         Section 2.4. Term

         The term of the Partnership will commence on the date on which the Certificate of Limited Partnership is filed in the office of the Secretary of State of the State of Delaware, and shall continue until December 31, 2098, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

ARTICLE 3. PURPOSE

         Section 3.1. Purpose and Business

         The purpose and nature of the business to be conducted by the Partnership is (a) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; provided, however, that such business shall be limited to and conducted in such a manner as to permit the Company at all times to be classified as a REIT, unless the Company ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership; (b) to enter into any partnership, joint venture, limited liability company or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged, directly or indirectly, in any of the foregoing; and (c) to do anything necessary or incidental to the foregoing. In connection with the foregoing, and without limiting the Company's right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge the Company's current status as a REIT inures to the benefit of all of the Partners and not solely the General Partner.

         Section 3.2. Powers

         The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (a) could adversely affect the ability of the Company to continue to qualify as a REIT or could result in any adverse federal, state or local income tax consequences to the Company or the Partnership; (b) could subject the Company to any additional taxes under Section 857 or Section 4981 of the Code; or (c) could violate any law or regulation of any governmental body or agency having jurisdiction over the Company or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

         Section 3.3. Representations and Warranties by the Parties

         (a) Each Partner (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to each other Partner(s) that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or shareholder(s), as the case may be, as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, articles, charter or bylaws, as the case may be, any material agreement by which such Partner or any of such Partner's properties or any of its partners, members, beneficiaries, trustees or shareholders, as the case may be, is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or shareholders, as the case may be, is or are subject,
(iii) subject to the last sentence of this Section 3.3(a), such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iv) such Partner does not own, directly or indirectly, (A) ten percent (10%) or more of the total combined voting power of all classes of stock entitled to vote, or ten percent (10%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (1) the Company or any Qualified REIT Subsidiary, (2) the Partnership or (3) any partnership, venture or limited liability company for which the Company, any Qualified REIT Subsidiary or the Partnership is a member or (B) an interest of ten percent (10%) or more in the assets of any tenant of either (1) the Company or any Qualified REIT Subsidiary, (2) the Partnership or
(3) any partnership, venture or limited liability company for which the Company, any Qualified REIT Subsidiary or the Partnership is a member and (v) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding anything contained herein to the contrary, in the event that the representation contained in clause (iii) foregoing would be inaccurate if given by a Partner, such Partner (w) shall not be required to make and shall not be deemed to have made such representation, (x) shall deliver to the General Partner in connection with or prior to its execution of this Agreement written notice that it may not truthfully make such representation,
(y) hereby agrees that it is subject to, and hereby authorizes the General Partner to withhold, all withholdings to which such a "foreign person" or "foreign partner", as applicable, is subject under the Code and (z) hereby agrees to cooperate fully with the General Partner with respect to such withholdings, including by effecting the timely completion and delivery to the General Partner of all internal revenue forms required in connection therewith.

         (b) Each  Partner  (including,  without  limitation,  each  Substituted
Limited Partner as a condition to becoming a Substituted Limited Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

         (c) The representations and warranties contained in Sections 3.3(a) and 3.3(b) hereto shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

         (d) Each Partner (including, without limitation, each Substituted Limited Partner as a condition to becoming a Substituted Limited Partner) hereby acknowledges that no representations as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.

ARTICLE 4. CAPITAL CONTRIBUTIONS

         Section 4.1. Capital Contributions of the Partners

         (a) Initial Capital Contributions of the Partnership on the Effective Date. On the Effective Date, the General Partner and the other Persons listed on Exhibit A will make Capital Contributions to the Partnership as set forth therein. On the Effective Date, the General Partner will complete Exhibit A to reflect the Capital Contributions made by each Partner, the Partnership Units assigned to each Partner and the Percentage Interest in the Partnership represented by such

Partnership Units. The Capital Accounts of the Partners and the Carrying Values of the Partnership's Assets shall be determined as of the Effective Date pursuant to Section I.D of Exhibit B hereto to reflect the Capital Contributions made on the Effective Date.

         (b) Partnerships Units and Percentage Interests. Each Partner shall own the number of Partnership Units set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, additional Capital Contributions, the issuance of additional Partnership Units (pursuant to any merger or otherwise), or similar events having an effect on any Partner's Percentage Interest. The number of Partnership Units held by the General Partner (equal to one percent (1%) of all outstanding Partnership Units from time to time) shall be deemed to be the General Partnership Interest.

         (c) Capital Contributions by Merger. To the extent the Partnership acquires any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A, as amended to reflect such deemed Capital Contributions.

         (d) No Additional Obligations. Except as provided elsewhere in this Agreement, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

         (e) Method of Determining Fair Market Value of the Partnership; Value of a Partnership Unit. For purposes of this Agreement, the fair market value of the Partnership shall be determined by dividing the Value of all outstanding REIT Shares as of the date of determination by the total Percentage Interests of the General Partner and MP as of such date. The value of a Partnership Unit shall be determined by dividing the fair market value of the Partnership as of the date of determination by the total number of Partnership Units issued as of such date.

         Section 4.2. Issuances of Additional Partnership Interests

         (a) General. The General Partner is hereby authorized to cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units (which may be Convertible Partnership Units or Non-Convertible Partnership Units) for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner and MP) or to other Persons (including the Company) and to admit such Persons as Additional Limited Partners, for such consideration and on such terms and conditions as shall be established by the General Partner in its sole and absolute discretion, all without the approval of any Limited Partners. Without limiting the foregoing, the General Partner is expressly authorized to cause the Partnership to issue
Partnership Units (i) upon the conversion, redemption or exchange of any indebtedness, Partnership Units or other securities issued by the Partnership, and (ii) in connection with any merger of any other Person into the Partnership if the applicable merger agreement provides that Persons are to receive Partnership Units in exchange for their interests in the Person merging into the Partnership. The number of Partnership Units issued to any Additional Limited Partner shall be equal to the number of REIT Shares that could be purchased with an amount equal to the value of such Partner's Capital Contribution on the date of admission of such Additional Limited Partner, using the definition of Value set forth in this Agreement to determine the value of a REIT Share as of the date of admission. The number of Partnership Units issued to the Additional Limited Partner shall equal, also, the quotient of such Partner's Capital Contribution divided by the value of a Partnership Unit (as determined pursuant to Section 4.1(e)) after such Additional Limited Partner's Capital Contribution has been made. For the avoidance of doubt, the purpose of the calculations in the two preceding sentences are to determine the current fair market value of the Partnership (as described in Section 4.1(e) hereof) when additional Partnership Units are issued so that the admission of new Partners does not unfairly increase or decrease the value of Partnership Units or the Percentage Interests of existing Partners. Upon the issuance of additional Partnership Units (i) the difference between (A) the number of Partnership Units equal to 1% of all Partnership Units immediately following the issuance of the additional Partnership Units, and (B) the number of Partnership Units held by the General Partner immediately prior to the issuance of the additional Partnership Units, and (ii) a corresponding percentage of MP's capital contribution, shall be transferred automatically from MP to the General Partner so that the General Partner holds 1% of the total number of Partnership Units at all times. Following such issuance, the Percentage Interest of MP shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by it (after the automatic transfer of units to the General Partner described in the preceding sentence) and the denominator of which is equal to the total number of Partnership Units following such issuance. The Percentage Interest of each other Limited Partner shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by it, and the denominator of which is equal to the total number of Partnership Units following such issuance. The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the admission of any Additional Limited Partner, the increase in the number of Partnership Units of the General Partner, and the decrease in the number of Partnership Units of MP. The number of Partnership Units owned by the Limited Partners (other than MP) and Assignees shall not be decreased in connection with any admission of an Additional Limited Partner pursuant to this
Section 4.2.

         (b) Issuances to the Company. No additional Partnership Units shall be issued to the Company unless (i) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests, (ii) (A) the additional Partnership Units are (1) Partnership Units issued in connection with an issuance of REIT Shares, or (2) Partnership Units issued in connection with an issuance of New Securities or other interests in the Company (other than REIT Shares), which New Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the Company, and (B) the General Partner contributes to the Partnership the cash proceeds or other consideration received in connection with the issuance of such REIT Shares, New Securities or other interests in the Company or (iii) the additional Partnership Units are issued upon the conversion, redemption or exchange of indebtedness, Partnership Units or other securities issued by the Partnership pursuant to Section 8.6 or otherwise.

         Section 4.3. Additional Funds and Capital Contributions.

         (a) General. The General Partner may, at any time and from time to time, determine that the Partnership requires additional funds ("Additional Funds") for the acquisition or development of additional Properties, for the redemption of Partnership Units or for such other purposes as the General Partner may determine in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the approval of any Limited Partners.

         (b) Additional Capital Contributions. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons. In connection with any such Capital Contribution (of cash or property), the General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.2 above), in consideration therefor and the Percentage Interests of the General Partner and the Limited Partners shall be adjusted as provided in Section 4.3(f) to reflect the issuance of such additional Partnership Units.

         (c) Loans by Third Parties. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person upon such terms as the General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units; provided, however, that the Partnership shall not incur any such Debt if (i) a breach, violation or default of such Debt would be deemed to occur by virtue of the transfer of any Partnership Interest, or (ii) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

         (d) Company Loans. The General Partner, on behalf of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt with the Company (each, a "Company Loan") if (i) such Debt is, to the extent permitted by law, on substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the Company, the net proceeds of which are loaned to the Partnership to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if (A) a breach, violation or default of such Debt would be deemed to occur by virtue of the transfer of any Partnership Interest, or (B) such Debt is recourse to any Partner (unless the Partner otherwise agrees).

         (e) Issuance of Securities by the Company. The Company shall not issue any additional REIT Shares, New Securities, or other interests unless the Company contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares, New Securities, or other interests, as the case may be, and from the exercise of the rights contained in any such additional New Securities, to the Partnership in exchange for (i) in the case of an issuance of REIT Shares, Partnership Units, or (ii) in the case of an issuance of New Securities or other interests, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such New Securities or other interests; provided, however, that notwithstanding the foregoing, the Company may issue REIT Shares, New Securities or other interests (A) pursuant to Section 4.4 or Section 8.6 hereto,
(B) pursuant to a dividend or distribution (including any stock split) of REIT Shares, New Securities or other interests to all of the holders of REIT Shares, New Securities or other interests, as the case may be, (C) upon a conversion, redemption, exchange or exercise of New Securities or (D) in connection with an acquisition of a property or other asset to be owned, directly or indirectly, by the Company if the General Partner determines that such acquisition is in the best interests of the Partnership. In the event of any issuance of additional REIT Shares, New Securities or other interests by the Company, and the contribution to the Partnership, by the Company, of the cash proceeds or other consideration received from such issuance, the Partnership shall pay the Company's expenses associated with such issuance, including any underwriting discounts or commissions.

         (f) Adjustment of Percentage Interests. On the date that any Person not a Partner contributes Additional Funds to the Partnership, such Person shall become an Additional Limited Partner with Partnership Units and a Percentage Interest calculated in accordance with Section 4.2 and the Percentage Interests of the other Partners shall be adjusted as provided in Section 4.2. On the date that any Partner contributes Additional Funds to the Partnership (each such date, a "Contribution Date"), the contributing Partner shall receive a number of additional Partnership Units equal to the number of REIT Shares that could be purchased with an amount equal to the Additional Funds (or, if such Additional Funds are in the form of Contributed Property, the Agreed Value of such property) on the Contribution Date, using the definition of Value set forth in this Agreement to determine the value of a REIT Share as of the Contribution Date. The number of additional Partnership Units issued to the contributing Partner shall equal, also, the quotient of the Additional Funds (or if such Additional Funds are in the form of Contributed Property, the Agreed Value of such property) divided by the value of a Partnership Unit (as determined pursuant to Section 4.1(e)) after the Contribution Date. For the avoidance of doubt, the purpose of the calculations in the preceding two sentences are to determine the current fair market value to the Partnership (as described in
Section 4.1(e) hereof) when additional Partnership Units are issued so that the issuance of additional Partnership Units does not unfairly increase or decrease the value of Partnership Units or the Percentage Interests of the other Partners. Upon the issuance of additional Partnership Units, (i) the difference between (A) the number of Partnership Units equal to one percent (1%) of all Partnership Units immediately following the issuance of the additional Partnership Units, and (B) the number of Partnership Units held by the General Partner immediately prior to the issuance of the additional Partnership Units, and (ii) a corresponding percentage of MP's capital contribution, shall be transferred automatically from MP to the General Partner so that the General Partner holds one percent (1%) of all Partnership Units at all times. The Percentage Interest of MP shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by it (after the automatic transfer of units to the General Partner described in the preceding sentence) and the denominator of which is equal to the total number of Partnership Units following such issuance. The Percentage Interest of all other

Limited Partners shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by it, and the denominator of which is equal to the total number of Partnership Units following such issuance. The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the increase in the Partnership Units of the contributing Partner and the General Partner, and the decrease in the number of Partnership Units of MP. The number of Partnership Units owned by the Limited Partners (other than MP) and Assignees shall not be decreased in connection with any additional contribution of funds to the Partnership pursuant to this Section 4.3.

         Section 4.4. Stock Plans.

         (a) Grants of REIT Shares. If at any time or from time to time, in connection with the Stock Plan, grants of REIT Shares are made:

                  (i) The Company shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the price (if any) paid to the Company by such party receiving the grant of REIT Shares;

                  (ii) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4(a)(i) hereto, the Company shall be deemed to have contributed to the Partnership as a Capital Contribution, in consideration of an additional Limited Partnership Interest (expressed in and as additional Partnership Units), an amount equal to the Value of a REIT Share as of the date of exercise multiplied by the number of REIT Shares then being issued to such party; and

                  (iii) An equitable Percentage Interest adjustment shall be made in which the Company shall be treated as having made a cash contribution equal to the amount described in Section 4.4(a)(ii) hereto.

         (b) Exercise of Options. If at any time or from time to time, in connection with the Stock Plan, a stock option granted is duly exercised:

                  (i) The Company shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the exercise price paid to the Company by such exercising party in connection with the exercise of such stock option;

                  (ii) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4(b)(i) hereto, the Company shall be deemed to have contributed to the Partnership as a Capital Contribution, in consideration of an additional Limited Partnership Interest (expressed in and as additional Partnership Units), an amount equal to the Value of a REIT Share as of the date of exercise multiplied by the number of REIT Shares then being issued in connection with the exercise of such stock option; and

                  (iii) An equitable Percentage Interest adjustment shall be made in which the Company shall be treated as having made a cash contribution equal to the amount described in Section 4.4(b)(ii) hereto.

         (c) Future Stock Incentive Plans. Nothing in this Agreement shall be construed or applied to preclude or restrain the General Partner from adopting, modifying or terminating stock incentive plans, in addition to the Stock Plan, for the benefit of employees, directors or other business associates of the Monarch REIT Group, the Partnership, subsidiaries of the Partnership, or any of their Affiliates. The Limited Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Company, amendments to this Section 4.4 may become necessary or advisable, and that any approval or consent to any such amendments requested by the General Partner shall not be unreasonably withheld or delayed.

         Section 4.5. No Preemptive Rights

         Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (a) additional Capital Contributions or loans to the Partnership or (b) issuance or sale of any Partnership Units or other Partnership Interests.

         Section 4.6. Other Contribution Provisions

         If any Partner is admitted to the Partnership and is given a Capital Account in exchange for properties, securities or other noncash contributions or services rendered to the Partnership, such transactions shall be treated by the Partnership and the affected Partner as if such Partner had contributed cash to the capital of the Partnership.

ARTICLE 5. DISTRIBUTIONS

         Section 5.1. Requirement and Characterization of Distributions

         (a) General. The General Partner shall distribute at least quarterly an amount equal to one hundred percent (100%) of Available Cash generated by the Partnership during such quarter or shorter period to the Partners who are Partners on the Partnership Record Date with respect to such quarter or shorter period in accordance with their respective Percentage Interests on such Partnership Record Date; provided that in no event may a Partner receive a distribution of Available Cash with respect to a Partnership Unit if such Partner has converted such Unit prior to the Partnership Record Date pursuant to
Section 8.6. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the Company's qualification as a REIT, to distribute Available Cash to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated. The General Partner shall take all actions necessary to satisfy the requirements for qualifying the Company as a REIT under the Code and avoid any federal income tax liability for the Company, including but not limited to making sufficient distributions of cash to the Company to enable the Company to meet its distribution requirements under Section 857 of the Code. Except to the extent inconsistent with the requirement that the General Partner make distributions sufficient for the Company to qualify as a REIT, no Partnership Interest shall be entitled to a distribution in preference to any other Partnership Interest.

         (b) Method. Each holder of a Partnership Interest shall be entitled to a distribution from Available Cash in proportion to its Percentage Interest on the applicable Partnership Record Date.

         Section 5.2. Amounts Withheld

         All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereto with respect to any allocation, payment or distribution to the Partners or Assignees shall be treated as amounts distributed to the Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

         Section 5.3. Distributions Upon Liquidation

         Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

         Section 5.4. Revisions to Reflect Issuance of Additional Partnership Interests

         In the event that the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to
Article 4 hereto, the General Partner shall make such revisions to this Article 5 as it deems necessary to reflect the issuance of such additional Partnership Interests and any special rights, duties or powers with respect thereto.

ARTICLE 6. ALLOCATIONS

         Section 6.1. Allocations For Capital Account Purposes

         For purposes of maintaining the Capital Accounts and in determining the rights of the Partners among themselves, the Partnership's items of income, gain, loss and deduction (computed in accordance with Exhibit B hereto) shall be allocated among the Partners in each taxable year (or portion thereof) as provided herein below.

         (a) Net Income. After giving effect to the special allocations set forth in Section 1 of Exhibit C hereto, Net Income shall be allocated (i) first, to the General Partner to the extent that the Net Losses previously allocated to the General Partner pursuant to the last sentence of Section 6.1(b) exceed Net Income previously allocated to the General Partner pursuant to this clause (i) of Section 6.1(a), and (ii) second, in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made; provided however, gain on the sale of property contributed as of the Effective Date with respect to which the General Partner elects, the "traditional method with cumulative allocations" described in Treasury Regulation Section 1.704-3(c)(3)(iii)(B) shall first be allocated to solely to the Partners who contributed such Property, pro rata, in proportion to their Percentage
Interests, to the extent allocations to non-contributing Partners of depreciation deductions with respect to such Contributed Property have been limited by the so-called "ceiling rule".

         (b) Net Losses. After giving effect to the special allocations set forth in Section 1 of Exhibit C hereto, Net Losses shall be allocated to each Partner in proportion to the respective Percentage Interests as of the last day of the period for which such allocation is being made; provided that Net Losses shall not be allocated to any Partner (including the General Partner) pursuant to this Section 6.1(b) to the extent that such allocation would cause such Partner (including the General Partner) to have an Adjusted Capital Account Deficit (or increase any existing Adjusted Capital Account Deficit) at the end of such taxable year (or portion thereof). All Net Losses in excess of the limitations set forth in this Section 6.1(b) shall be allocated to the General Partner.

         (c) Allocation of Nonrecourse Debt. For purposes of Regulation Section 1.752-3(a), the Partners agree that Nonrecourse Liabilities of the Partnership in excess of the sum of (i) the amount of Partnership Minimum Gain and (ii) the total amount of Nonrecourse Built-In-Gain shall be allocated among the Partners in accordance with their respective Percentage Interests.

         (d) Recapture Income. Any gain allocated to the Partners upon the sale or other taxable disposition of any Partnership asset shall, to the extent possible after taking into account other required allocations of gain pursuant to Exhibit C, be characterized as Recapture Income in the same proportions and to the same extent as such Partners have been allocated any deductions directly or indirectly giving rise to the treatment of such gains as Recapture Income.

         Section  6.2.   Revisions  to  Allocations   to  Reflect   Issuance  of
                         Partnership Interests

         In the event that the Partnership issues additional Partnership Interests to the General Partner, or any Additional Limited Partner pursuant to
Article 4 hereto,  the General Partner shall make such revisions to this Section
6.1 and Exhibit A as it determines are necessary to reflect the terms of the issuance of such additional Partnership Interests.

ARTICLE 7. MANAGEMENT AND OPERATIONS OF BUSINESS

         Section 7.1. Management

         (a) Powers of the General Partner. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereto, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereto and to effectuate the purposes set forth in Section 3.1 hereto, including, without limitation:

               (i) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the Company (so long as the Company qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the
                         Code) and to make distributions to its shareholders in amounts sufficient to permit the Company to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

               (ii) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (iii) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by Section
                         7.3 hereto);

               (iv) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the Company, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the Company) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

               (v) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership whether pursuant to the Master Lease, any Services Agreement or otherwise;

               (vi) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, Lyric, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

               (vii)     the   distribution   of   Partnership   cash  or  other
                         Partnership assets in accordance with this Agreement;

               (viii) the holding, managing, investing and reinvesting cash and other assets of the Partnership;

               (ix) the collection and receipt of revenues and income of the Partnership;

               (x) the selection and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring;

               (xi)      the  maintenance  of such  insurance for the benefit of
                         the   Partnership,   the  Partners  and  directors  and
                         officers thereof as it deems necessary or appropriate;

               (xii) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, its Qualified REIT Subsidiaries and any other Person in which it has an equity investment from time to time); provided that the Partnership may not engage in any such formation, acquisition or contribution that would cause the Company to fail to qualify as a REIT;

               (xiii) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

               (xiv) the undertaking of any action in connection with the Partnership's direct or indirect investment in its
                         Qualified REIT Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

               (xv) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

               (xvi) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

               (xvii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

               (xviii) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

               (xix) the making, execution and delivery of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate, in the judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement; and

               (xx) the issuance of additional Partnership Units, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereto.

         (b) No Approval of the Limited Partners. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the

General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

         (c) Working Capital and Other Reserves. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time; provided, however, that the General Partner shall not maintain reserves unless the Partnership can distribute sufficient amounts to enable the Company to pay shareholder dividends that will (i) allow the Company to achieve and maintain qualification as a REIT, and (ii) avoid the imposition of any additional taxes under Section 857 or Section 4981 of the Code.

         (d) No Obligation to Consider Tax Consequences. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (other than the General Partner and MP) of any action taken by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances, as a result of an income tax liability or loss incurred or benefit not derived by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under this Agreement and in accordance with the terms of Section 7.3.

         Section 7.2. Certificate of Limited Partnership

         The Certificate of Limited Partnership has been filed with the Secretary of State of the State of Delaware as required by the Act. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of
Section 8.5(a)(iv) hereto, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership or any amendment thereto to any Limited Partner. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property.

         Section 7.3. Restrictions on General Partner Authority

         The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partnership Interests held by the Company), or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement.

         Section 7.4. Reimbursement of the General Partner and the Company

         (a) No Compensation. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

         (b) Responsibility for Partnership Expenses. The Monarch REIT Group shall be reimbursed on a monthly basis, or such other basis as it may determine in its sole and absolute discretion, for all expenses that it incurs relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, (i) expenses relating to the ownership of interests in and operation of the Partnership, (ii) compensation of the Monarch REIT Group's officers and employees including, without limitation, payments under the Company's Stock Incentive Plans that provides for stock units, or other phantom stock, pursuant to which employees of the Monarch REIT Group will receive payments based upon dividends on or the value of REIT Shares, (iii) director fees and expenses and (iv) all costs and expenses of being a public
company,   including   costs  of  filings  with  the  SEC,   reports  and  other
distributions to its stockholders); provided that the amount of any such reimbursement shall be reduced by any interest earned by the Monarch REIT Group with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The Partners acknowledge that all such expenses of the Monarch REIT Group are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereto.

         (c) Issuance Expenses. The Monarch REIT Group shall also be reimbursed for all expenses it incurs relating to any issuance of Partnership Interests, REIT Shares, Debt of the Partnership or the Monarch REIT Group or rights, options, warrants or convertible or exchangeable securities pursuant to Article IV (including, without limitation, all costs, expenses, damages and other payments resulting from or arising in connection with litigation related to any of the foregoing), all of which expenses are considered by the Partners to constitute expenses of, and for the benefit of, the Partnership.

         (d) Purchases of REIT Shares. In the event that the Company shall elect to purchase from its shareholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the Company, any employee stock purchase plan adopted by the Company, or any similar obligation or arrangement undertaken by the Company in the future or for the purpose of retiring such REIT Shares, the purchase price paid by the Company for such REIT Shares and any other expenses incurred by the Company in connection with such purchase shall be considered expenses of the Partnership and shall be advanced to the Company or reimbursed to the Company, subject to the condition that: (i) if such REIT Shares subsequently are sold by the Company, the Company shall pay to the Partnership any proceeds received by the Company for such REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program provided that a transfer of REIT Shares for Partnership Units pursuant to
Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the Company within thirty (30) days after the purchase thereto, or the Company otherwise determines not to retransfer such REIT Shares, the General Partner shall cause the Partnership to redeem a number of Partnership Units held by the Company equal to the product obtained by dividing the number of such REIT Shares by the Conversion Factor (in which case such advancement or reimbursement of expenses shall be treated as having been made as a distribution in redemption of such number of Partnership Units held by the Company).

         Section 7.5. Outside Activities of the General Partner

         The Monarch REIT Group shall not directly or indirectly enter into or conduct any business, other than in connection with (a) the ownership, acquisition and disposition of Partnership Interests of the Monarch REIT Group,
(b) the management of the business of the Partnership, (c) the operation of the Company as a reporting company with a class (or classes) of securities registered under the Exchange Act, (d) the Company's operations as a REIT, (e) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Partnership or its assets or activities, (g) any of the foregoing activities as they relate to a Subsidiary of the Partnership or of the Monarch REIT Group and (h) such activities as are incidental thereto. Nothing contained herein shall be deemed to prohibit the General Partner from executing guarantees of Partnership debt for which it would otherwise be liable in its capacity as General Partner. Subject to Section 7.4(b) hereto, the Monarch REIT Group shall not own any assets or take title to assets, other than (i) temporarily in connection with an acquisition prior to contributing such assets to the Partnership, MP and/or the General Partner, (ii) the Partnership Interests of MP and the General Partner, and (iii) such cash and cash equivalents, bank accounts or similar instruments or accounts as the General Partner deems reasonably necessary, taking into account Section 7.1(c) hereto and the requirements necessary for the Company to carry out its responsibilities contemplated under this Agreement and the Certificate of Incorporation and to qualify as a REIT. Notwithstanding the foregoing, if the Monarch REIT Group acquires assets in its own name and owns property other than through the Partnership, the Partners agree to negotiate in good faith to amend this Agreement, including, without limitation, the definition of "Conversion Factor," to reflect such activities and the direct ownership of assets by the Monarch REIT Group. The Monarch REIT Group and any Affiliates of the Monarch REIT Group may acquire Limited Partnership Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partnership Interests.

         Section 7.6. Contracts with Affiliates

         (a) Transactions with Subsidiaries and Investees. The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

         (b) General. Except as provided in Section 7.5, the Partnership may transfer assets to joint ventures, other partnerships, limited liability companies, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

         (c) Limitation. Except as expressly permitted by this Agreement, none of the Partners nor any of their respective Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions that are determined by the General Partner in good faith to be fair and reasonable.

         (d) Benefit Plans Sponsored by the Partnership. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the Monarch REIT Group, the Partnership, Subsidiaries of the Partnership, or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Monarch REIT Group, the Partnership, any Subsidiaries of the Partnership or any Affiliate of any of them.

         (e) Conflict Avoidance. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes is advisable.

         Section 7.7. Indemnification

         (a) General. To the fullest extent permitted by applicable law, if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Partnership) that relates to the operations of the Partnership or the Company in which such Indemnitee may be (or may have been) involved, the Partnership shall indemnify each Indemnitee from and against any and all expenses (including, without limitation, attorneys fees and other legal fees and expenses), judgments, fines, and amounts paid in settlement (if such settlement is approved in advance by the Partnership, which approval shall not be unreasonably withheld), actually and reasonably incurred by Indemnitee in connection with investigating, preparing for, defending or settling such action or proceeding. The Partnership hereby agrees to indemnify each Indemnitee's spouse (whether by statute or at common law and without regard to the location of the governing jurisdiction) and children as express third party beneficiaries hereunder to the same extent and subject to the same limitations applicable to Indemnitee hereunder for claims arising out of the status of such person as a spouse or child of such Indemnitee, including claims seeking damages from marital property (including community property) or property held by the Indemnitee and such spouse or property transferred to such spouse or child. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.7.

         (b) Advance of Expenses. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

         (c) No  Limitation  of Rights.  The  indemnification  provided  by this
Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

         (d) Insurance. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

         (e) Benefit Plan Fiduciary. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

         (f) No Personal Liability for Limited Partners. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

         (g) Interested Transactions. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

         (h) Benefit. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.8. Liability of the General Partner

         (a) General. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner and its partners, shareholders, members, managers, directors and employees shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred or benefits denied as a result of errors in judgment or mistakes of fact or law or of any act or omission if such Person acted in good faith.

         (b) No Obligation to Consider Separate Interests of Limited Partners. The Limited Partners expressly acknowledge that, as stated in Section 7.1(d), the General Partner is acting on behalf of the Partnership, that the General Partner is under no obligation to consider the separate interests of the Limited Partners and the shareholders of the Company (except as otherwise provided herein) in deciding whether to cause the Partnership to take (or decline to take) any actions, and that the General Partner shall not be liable for monetary damages for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

         (c) Actions of Agents. Subject to its obligations and duties as General Partner set forth in Section 7.1(a) hereto, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by the General Partner in good faith.

         (d) Effect of Amendment. Any amendment,  modification or repeal of this
Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's and each other Person's liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

         Section 7.9. Other Matters Concerning the General Partner

         (a) Reliance on Documents. The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

         (b) Reliance on Advisors. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

         (c) Action Through Agents. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

         (d) Actions to Maintain REIT Status. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the Company to continue to qualify as a REIT; or (ii) to avoid the Company incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

         Section 7.10. Title to Partnership Assets

         Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable if failure to so vest such title would have a material adverse effect on the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

         Section 7.11. Reliance by Third Parties

         Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (a) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (b) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and (c) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.

ARTICLE 8. RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

         Section 8.1. Limitation of Liability

         The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereto, or under the Act.

         Section 8.2. Management of Business

         No Limited Partner or Assignee (other than the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operation, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the General Partner, any of its Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

         Section 8.3. Outside Activities of Limited Partners

         Subject to any agreements entered into pursuant to Section 7.6(e) hereto and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner (other than the Company) and any officer, director, employee, agent, trustee, Affiliate or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any
Limited Partner or Assignee. None of the Limited Partners (other than the Company) nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this
Agreement  to  offer  any  interest  in  any  such  business   ventures  to  the
Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

         Section 8.4. Return of Capital

         Except pursuant to the right of redemption set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided by Exhibit C hereto or as otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses, distributions or credits.

         Section 8.5. Rights of Limited Partners Relating to the Partnership

         (a) General. In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5(c) hereto, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such copying and administrative charges as the General Partner may establish from time to time):

                  (i) to obtain, after any public offering, a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the Company pursuant to the Exchange Act;

                  (ii) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                  (iii)    to obtain a current  list of the name and last  known
                           business,   residence  or  mailing  address  of  each
                           Partner;

                  (iv) to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed; and

                  (v) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

         (b) Notice of Conversion Factor. The Partnership shall notify each Limited Partner, upon request, of the then current Conversion Factor and the REIT Shares Amount per Partnership Unit and, with reasonable detail, how the same was determined.

         (c)  Confidentiality.  Notwithstanding  any  other  provision  of  this
Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.

         Section 8.6. Conversion Right

         (a) General. Each Limited Partner holding Convertible Partnership Units shall have the right (the "Conversion Right") to require the Partnership to purchase all or a portion of the Convertible Partnership Units held by such Limited Partner for the Cash Amount. The Conversion Right shall be exercised pursuant to a Notice of Conversion delivered by the Partner who is exercising the Conversion Right (the "Converting Partner") to the Partnership (with a copy to the Company); provided, however, that the Partnership shall not be obligated to satisfy the Conversion Right if the Company elects to purchase the Partnership Units pursuant to Section 8.6(b). A Limited Partner may not exercise the Conversion Right for less than one thousand (1,000) Partnership Units or, if such Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Partner. The Partnership shall acquire the number of Partnership Units specified in the Notice of Conversion by paying to the Converting Partner the Cash Amount on the Specified Conversion Date, whereupon the Partnership shall acquire such Partnership Units from the Converting Partner. Immediately following acquisition by the Partnership, such Partnership Units shall be cancelled.

         (b) Company  Assumption  of Right.  Notwithstanding  the  provisions of
Section 8.6(a), a Limited Partner that exercises the Conversion Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Conversion to the Company, and the Company may, in its sole and absolute discretion, elect to purchase directly and acquire such Partnership Units by paying to the Converting Partner either the Cash Amount or the REIT Shares Amount, as elected by the Company (in its sole and absolute discretion), on the Specified Conversion Date, whereupon the Company shall acquire the Partnership Units offered for conversion by the Converting Partner. Immediately following acquisition by the Company, the Company shall contribute such Partnership Units to MP. If the Company shall elect to exercise its right to purchase Partnership Units under this Section 8.6(b) with respect to a Notice of Conversion, it shall so notify the Converting Partner within five (5) Business Days after the receipt by it of such Notice of Conversion. Unless the Company (in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Converting Partner pursuant to this Section 8.6(b), the Company shall not have any obligation to the Converting Partner or the Partnership with respect to the Converting Partner's exercise of the Conversion Right. In the event the Company shall exercise its right to purchase Partnership Units with respect to the exercise of a Conversion Right in the manner described in the first sentence of this Section 8.6(b), the Partnership shall have no obligation to pay any amount to the Converting Partner with respect to such Converting Partner's exercise of such Conversion Right, and each of the Converting Partner, the Partnership, and the Company shall treat the transaction between the Company and the Converting Partner, for federal income tax purposes, as a sale of the Converting Partner's Partnership Units to the Company. Each Converting Partner agrees to execute such documents as the Company may reasonably require in connection with the issuance of REIT Shares upon exercise of the Conversion Right.

         (c) Exceptions to Exercise of Conversion Right. Notwithstanding the provisions of Sections 8.6(a) and 8.6(b), a Partner shall not be entitled to exercise the Conversion Right pursuant to Section 8.6(a) if the delivery of REIT Shares to such Partner on the Specified Conversion Date by the Company pursuant to Section 8.6(b) (regardless of whether or not the Company would in fact exercise its rights under Section 8.6(b)) would be prohibited under the Certificate or Articles of Incorporation or By-laws of the Company or other applicable federal or state securities law and regulations. Any Partnership Units held by MP, the Company or General Partner shall be considered
Non-convertible Partnership Units (regardless of whether such Units were originally issued as Convertible Units).

         (d) No Liens on Partnership Units Delivered for Conversion. Each Limited Partner covenants and agrees with the General Partner that all Partnership Units delivered for conversion shall be delivered to the Partnership or the Company, as the case may be, free and clear of all liens, and, notwithstanding anything contained herein to the contrary, neither the Company nor the Partnership shall be under any obligation to acquire Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, if any state or local property transfer tax is payable as a result of the transfer of its Partnership Units to the Partnership or the Company, such Limited Partner shall assume and pay such transfer tax.

         (e) Additional Partnership Interests. In the event that the Partnership issues additional Partnership Interests pursuant to Section 4.2(a) hereto, the General Partner shall make such revisions to this Section 8.6 as it determines are necessary to reflect the issuance of such additional Partnership Interests.

         (f)  Adjustment  of  Percentage   Interests   following  a  Conversion.
Following each exercise of the Conversion Right by the Company, the Percentage Interest of MP shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by MP (including the Partnership Units contributed to MP by the Company pursuant to Section 8.6(b)) and the denominator of which is equal to the total number of Partnership Units, and the Percentage Interests of the General Partner and all other Limited Partners shall not change. Following each exercise of the Conversion Right by the Partnership, the Percentage Interest of each Limited Partner other than MP shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by such Limited Partner and the denominator of which is the total number of Partnership Units following the cancellation of the converted Units. Following each exercise of the Conversion Right by the Partnership, (i) the difference between (A) the number of Partnership Units equal to one percent (1%) of all Partnership Units immediately following the cancellation of the converted Units, and (B) the number of Partnership Units held by the General Partner immediately following the cancellation of the converted Units, and (ii) a corresponding percentage of the General Partner's capital contribution, shall be transferred automatically from the General Partner to MP so that the General Partner holds one percent (1%) of all Partnership Units at all times. Following each exercise of the Conversion Right by the Partnership, the Percentage Interest of MP shall be equal to a fraction, the numerator of which is equal to the number of Partnership Units held by it (including the Units authomatically transferred from the General Partner described in the preceding sentence) and the denominator of which is equal to the total number of Partnership Units following the cancellation of the converted Units. The General Partner shall be authorized on behalf of each of the Partners to amend this Agreement to reflect the increase in Partnership Units of MP, the changes in the Percentage Interests of the Partners (as applicable), and the withdrawal of the Converting Partner from the Partnership. The number of Partnership Units owned by the Partners and Assignees shall not be decreased in connection with any exercise of the Conversion Right pursuant to this Article 8.

ARTICLE 9. BOOKS, RECORDS, ACCOUNTING AND REPORTS

         Section 9.1. Records and Accounting

         The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 9.3 hereto. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles.

         Section 9.2. Fiscal Year

         The fiscal year of the Partnership shall be the calendar year.

         Section 9.3. Reports

         (a) Annual Reports. As soon as practicable, but in no event later than one hundred five (105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the Company if such statements are prepared solely on a consolidated basis with the Company, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

         (b) Quarterly Reports. As soon as practicable, but in no event later than one hundred five (105) days after the close of each calendar quarter (except the last calendar quarter of each year), the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the Company, if such statements are prepared solely on a consolidated basis with the Company, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

ARTICLE 10.  TAX MATTERS

         Section 10.1. Preparation of Tax Returns

         The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

         Section 10.2. Tax Elections

         Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. The General Partner shall make such tax elections on behalf of the Partnership as the Limited Partners holding a majority of the Percentage Interests of the Limited Partners (excluding Limited Partnership Interests held by the Company) request, provided that the General Partner believes that such election is not adverse to the interests of the General Partner, including its interest in preserving its qualification as a REIT under the Code. The General Partner intends that Section 704(c) allocations with respect to property contributed as of the Effective Date shall be made by the election of the so-called "traditional method" with curative allocations limited solely to allocations of gain on sale of such contributed property to the extent allocations of depreciation deductions with respect to such contributed property to non-contributing Partners have been limited by the so-called "ceiling rule", as described in Regulations Section 1.704- 3(c)(3)(iii)(B). The General Partner shall have the right to seek to revoke any tax election it makes (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

         Section 10.3. Tax Matters Partner

         (a) General. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and Percentage Interest each of the Limited Partners and the Assignees; provided, however, that such information (other than the Percentage Interest) is provided to the Partnership by the Limited Partners and the Assignees.

         (b) Powers. The tax matters partner is authorized, but not required:

                  (i) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (1) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or (2) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in
                           Section 6223(b)(2) of the Code);

                  (ii) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

                  (iii) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                  (iv) to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                  (v) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and

                  (vi) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

         The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

         (c) Reimbursement. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

         Section 10.4. Organizational Expenses

         The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in Section 709 of the Code.

         Section 10.5. Withholding

         Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Sections 1441, 1442, 1445, or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (a) the Partnership withholds such payment from a distribution which would otherwise be made to the Limited Partner; or (b) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clauses (a) or (b) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. In the event that a Limited Partner

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
fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

ARTICLE 11.  TRANSFERS AND WITHDRAWALS

         Section 11.1. Transfer

         (a) Definition. The term "transfer," when used in this Article 11 with respect to a Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partnership Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partnership Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by operation of law or otherwise. The term "transfer" when used in this Article 11 does not include any redemption of Partnership Interests by the Partnership from a Limited Partner or any acquisition of Partnership Units from a Limited Partner by the Company pursuant to Section 8.6. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

         (b) General. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

         Section 11.2. Transfer of the Partnership  Interests of General Partner
                       and MP: Extraordinary Transactions

         (a) General Restrictions. Neither the General Partner nor MP may transfer any of its Partnership Interest or withdraw as a Partner, and the Company shall not transfer all or any of its

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

ownership interest in MP or the General Partner, except, in any such case, (i) if Limited Partners holding at least three-fourths of the Percentage Interests of the Limited Partners (other than Limited Partnership Interests held by the Company or its Affiliates) consent to any such transfer or withdrawal, (ii) if such transfer is to an entity that is wholly-owned by the Company and is a Qualified REIT Subsidiary under Section 856(i) of the Code or (iii) the Company may liquidate MP or the General Partner.

         (b) Extraordinary Transactions. The Company shall not engage in any Extraordinary Transactions, except the Company is permitted to engage in the following Extraordinary Transactions without the approval or vote of the Limited Partners except as provided in Section 11.2(c):

                  (i) an Extraordinary Transaction in connection with which all Limited Partners either will receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities, or other property equal to the product of the REIT Shares Amount and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of the Extraordinary Transaction; provided that, if, in connection with the Extraordinary Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding REIT Shares, each holder of Partnership Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its Conversion Right (as set forth in Section 8.6) and received REIT Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Extraordinary Transaction shall have been consummated; and

                  (ii) a merger, or other combination of assets, with another entity if: (w) immediately after such Extraordinary Transaction, substantially all of the assets directly or indirectly owned by the surviving entity, other than Partnership Units held by the Company, are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (x) the Limited Partners own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership (as determined pursuant to
                           Section 11.2(e)) and the other net assets of the Surviving Partnership (as determined pursuant to
                           Section 11.2(e)) immediately prior to the consummation of such transaction; (y) the rights, preferences and privileges of the Limited Partners in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (z) such rights of the Limited Partners include the right to exchange their interests in the Surviving Partnership for at least one of: (a) the consideration available to such Limited Partners pursuant to Section 11.2(b)(i) or
                           (b) if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 11.2(e)) and the REIT Shares.

         (c) Voting Procedures. The Company shall not consummate any Extraordinary Transaction in connection with which it conducted a vote of its stockholders (a "Stockholder Vote") unless the General Partner also conducts a vote of the Partners of the Partnership (the "Partnership Vote") in which (i) the General Partner provides the Partners with advance notice equal in time to the advance notice given in the case of the Stockholder Vote, (ii) in connection with such advance notice the General Partner provides the Partners with written materials describing the proposed Extraordinary Transaction as well as the tax effect of the consummation thereof on the Limited Partners, (iii) in such vote of the Partners, the General Partner and MP vote their Partnership Interests in proportion to the manner in which all outstanding shares of capital stock of the Company were voted at the Stockholder Meeting (such votes to be "For," "Against," "Abstain" and "Not Present"), and (iv) the total votes of the General and Limited Partners voted "For," "Against," "Abstain" and "Not Present" would be sufficient, if such vote were a vote by the Company of its stockholders, to approve the Extraordinary Transaction. For purposes of the Partnership Vote, each holder of a Partnership Interest shall be entitled to a number of votes equal to the total votes such holder would have been entitled to at the Stockholder Meeting had such holder presented its Partnership Interest for redemption and such Partnership Interest had been acquired by the Company for the REIT Shares Amount of REIT Shares prior to the record date therefor.

         (d) Tax Implications. Without in any way limiting the exculpation from liability set forth in Section 7.1(d) and 7.8(b), in connection with any transaction permitted by Section 11.2(b) or Section 11.2(c) hereto, the General Partner shall use its commercially reasonable efforts to structure such Extraordinary Transaction to avoid causing the Limited Partners to recognize gain for federal income tax purposes by virtue of the occurrence of or their participation in such Extraordinary Transaction.

         (e) Fair Market Values. In connection with any transaction permitted by
Section 11.2(b) or 11.2(c), the relative fair market values shall be reasonably determined by the General Partner as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transaction.

         Section 11.3. Limited Partners' Rights to Transfer

         (a) General. Subject to the provisions of Sections 11.3(c), 11.3(e), 11.3(f), 11.3(g) and 11.4, a Limited Partner (other than MP) may transfer, with or without the consent of the

General Partner, all or any portion of its Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner.

         (b) Incorporated Limited Partners. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

         (c) No Transfer Violating Securities Laws. The General Partner may prohibit any transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933 or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

         (d) Permitted Transfers. A Limited Partner (other than MP) may transfer, with or without the consent of the General Partner, all or a portion of its Partnership Interest (i) in the case of a Limited Partner who is an individual, or a member of his Immediate Family, any trust formed for the benefit of himself and/or members of his Immediate Family, or any partnership, limited liability company, joint venture, corporation or other business entity comprised only of himself, and/or members of his Immediate Family and entities the ownership interests in which are owned by or for the benefit of himself and/or members of his Immediate Family, (ii) in the case of a Limited Partner which is a trust, to the beneficiaries of such trust, (iii) in the case of a Limited Partner which is a partnership, limited liability company, joint venture, corporation or other business entity to which Partnership Units were transferred pursuant to (i) above, to its partners, owners, or stockholders, as the case may be, who are members of the Immediate Family of or are actually the Person(s) who transferred Partnership Units to it pursuant to (i) above, (iv) in the case of a Limited Partner which acquired Partnership Units as of the Effective Date and which is a partnership, limited liability company, joint venture, corporation or other business entity, to its partners, owners, or stockholders, as the case may be, or the Persons owning the beneficial interests in any of its partners, owners or stockholders which are entities, (v) pursuant to a gift or other transfer without consideration, (vi) pursuant to applicable laws of descent or distribution, (vii) to another Limited Partner and (viii) pursuant to a grant of security interest or other encumbrance affected in a bona fide transaction or as a result of the exercise of remedies related thereto, subject to the provisions of Section 11.3(f) hereto. A trust or other entity will be considered formed "for the benefit" of a Partner's Immediately Family even though some other Person has a remainder interest under or with respect to such trust or other entity.

         (e) Restricted Transfers. No transfer by a Limited Partner of its Partnership Units may be made to any Person: (i) who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if in the opinion of legal counsel to the Partnership such transfer would cause a termination of the Partnership for federal or state income tax purposes (except as a result of the redemption or exchange for Shares of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under Section 11.2); (v) if in the opinion of counsel to the Partnership, such transfer would cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the redemption or exchange for Shares of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under
Section 11.2); (vi) if such transfer would cause the Partnership Interests of "benefit plan investors" to become "significant," as those terms are used in 29 C.F.R. ss. 2510.3-101(f), or any successor regulation thereto, or would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or, with respect to any plan defined in Section 4975(e) of the Code, a "disqualified person" (as defined in Section 4975(e) of the Code); (vii) if such transfer would, in the opinion of counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any ERISA Plan Investor pursuant to 29 C.F.R. ss. 2510.3-101, or any successor regulation thereto;
(viii) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (ix) if such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of
Section 7704 of the Code or such transfer causes the Partnership to become a "publicly traded partnership," as such term is defined in Section 469(k)(2) or
Section 7704(b) of the Code (provided that this clause (ix) shall not be the basis for limiting or restricting in any manner the exercise of the Conversion Right under Section 8.6 unless, and only to the extent that, outside tax counsel provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a "publicly traded partnership" and, by reason thereof, taxable as a corporation); (x) if such transfer subjects the Partnership or the activities of the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended; (xi) such transfer could adversely affect the ability of the Company to remain qualified as a REIT; or (xii) if in the opinion of legal counsel for the transferring Partner (which opinion and counsel shall be reasonably satisfactory to the Partnership) or legal counsel for the Partnership, such transfer would adversely affect the ability of the Company to continue to qualify as a REIT or subject the Company to any additional taxes under Section 857 or Section 4981 of the Code.

         (f) No Transfers to Holders of Nonrecourse Liabilities. No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752- 4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; provided that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

         (g) Avoidance of "Publicly Traded Partnership" Status. The General Partner shall monitor the transfer of interests in the Partnership to determine
(i) if such interests are being
traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall take all steps reasonably necessary or appropriate to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met; provided, however, that the foregoing shall not authorize the General Partner to limit or restrict in any manner the right of any holder of a Partnership Unit to exercise the Conversion Right in accordance with the terms of Section 8.6 unless, and only to the extent that, outside tax counsel provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a "publicly traded partnership" and, by reason thereof, taxable as a corporation.

         Section 11.4. Substituted Limited Partners

         (a) Consent of General Partner. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

         (b) Rights of Substituted Limited Partner. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

         (c) Amendment of Exhibit A. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A hereto to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

         Section 11.5. Assignees

         If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Net Income, Net Losses, Recapture Income, and any other items of gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted). In the event any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

         Section 11.6. General Provisions

         (a) Withdrawal of Limited Partner. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units under Section 8.6.

         (b) Termination of Status as Limited Partner. Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Units as Substitute Limited Partners. Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a conversion of all of its Partnership Units under Section 8.6 shall cease to be a Limited Partner.

         (c) Timing of Transfers. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

         (d) Allocations. If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or redeemed or transferred pursuant to Section
8.6 on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a redemption occurs shall be allocated to the Converting Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments or redemptions as it determines are necessary or appropriate. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment, or redemption shall be made to the transferor Partner or the Converting Partner, as the case may be, and in the case of a transfer or assignment other than a redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

ARTICLE 12. ADMISSION OF PARTNERS

         Section 12.1. Admission of Successor General Partner

         A successor to all of the General Partner Interest  pursuant to Section
11.2 hereto who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6(d) hereto.

         Section 12.2. Admission of Additional Limited Partners

         (a) Requirements. After the admission to the Partnership of the initial Limited Partner on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 15.11 hereto, and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

         (b) General Partner Consent. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

         (c) Allocations to Additional Limited Partners. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using any convention permitted by law and selected by the General Partner. Solely for purposes of making such allocations, each such item for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations to Additional Limited Partners as it determines are necessary or appropriate. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

         Section 12.3. Amendment of Agreement and Certificate of Limited Partnership

         For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose exercise the power of attorney granted pursuant to Section 15.11 hereto.

ARTICLE 13.  DISSOLUTION, LIQUIDATION AND TERMINATION

         Section 13.1. Dissolution

         The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

         (a)      the expiration of its term as provided in Section 2.4 hereto;

         (b) an event of withdrawal of the General Partner, as defined in the Act (other than a liquidation of the General Partner into the Company, in which event the Company shall become a General Partner, or an event of bankruptcy), unless, within ninety
                  (90)  days  after  such  event of  withdrawal  a  majority  in interest of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

         (c) from and after the date of this Agreement through December 31, 2058, an election to dissolve the Partnership made by the General Partner with the Consent of Partners holding eighty-five percent (85%) of the Percentage Interests of the Limited Partners (including Limited Partnership Interests held by the Company);

         (d) on or after January 1, 2059, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

         (e) entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

         (f) the sale of all or substantially all of the assets and properties of the Partnership; or

         (g) a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that either the Company or the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against either the Company or the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

         Section  13.2. Winding Up

         (a) General. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, in the event there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of common stock in the Company) shall be applied and distributed in the following order:

         (i)      First,   to  the   payment  and   discharge   of  all  of  the
                  Partnership's debts and liabilities to creditors other than the Partners;

         (ii)     Second,   to  the  payment  and   discharge   of  all  of  the
                  Partnership's debts and liabilities to the General Partner;

         (iii)    Third,   to  the   payment  and   discharge   of  all  of  the
                  Partnership's debts and liabilities to the other Partners; and

         (iv) The balance, if any, to the General Partner and Limited Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

         The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

         (b) Deferred Liquidation. Notwithstanding the provisions of Section 13.2(a) hereto which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2(a) hereto, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

         (c) Liquidating Trust; Reserves. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

         (i) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

         (ii) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2(a) as soon as practicable.

         Section  13.3. Compliance with Timing Requirements of Regulations

         In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 13 to the General Partner and Limited Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2).

         Section  13.4. Deemed Distribution and Recontribution

         Notwithstanding any other provision of this Article 13, in the event the Partnership is considered "liquidated" within the meaning of Regulations
Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes and for purposes of maintaining Capital Accounts pursuant to Exhibit B hereto, the Partnership shall be deemed to have distributed the property in kind to the General Partner and Limited Partners, who shall be deemed to have assumed and taken such property subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the General Partner and Limited Partners shall be deemed to have recontributed the Partnership property in kind to the Partnership, which shall be deemed to have assumed and taken such property subject to all such liabilities.

         Section  13.5. Rights of Limited Partners

         Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

         Section  13.6. Notice of Dissolution

         In the event a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

         Section  13.7.   Termination  of  Partnership   and   Cancellation   of
                          Certificate of Limited Partnership

         Upon the completion of the liquidation of the Partnership's assets, as provided in Section 13.2 hereto, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

         Section  13.8. Reasonable Time for Winding-Up

         A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereto, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

         Section  13.9. Waiver of Partition

         Each Partner hereby waives any right to partition of the Partnership property.

ARTICLE 14.  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

         Section  14.1. Amendments

         (a) General. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners (other than the Company) holding twenty percent (20%) or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 13.1(c), 14.1(b), 14.1(c) or 14.1(d), a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partnership Interests held by the Company); provided that an action shall become effective at such time as the requisite consents are received even if prior to such specified time.

         (b) Amendments Not Requiring Limited Partner Approval.  Notwithstanding
Section 14.1(a), the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

         (i) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

         (ii) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement (which may be effected through an amendment to Exhibit A of this Agreement);

         (iii) to set forth and reflect in the Agreement the designations, rights, powers and duties of the holders of any additional Partnership Interests issued pursuant to Section 4.2 hereto;

         (iv) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

         (v) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

         The General Partner shall provide notice to the Limited Partners when any action under this Section 14.1(b) is taken.

         (c) Amendments  Requiring  Limited  Partner  Approval.  Notwithstanding
Section 14.1(a) and 14.1(b) hereto, this Agreement shall not be amended without the Consent of the General Partner and each Limited Partner adversely affected if such amendment would (1) convert a Limited Partner's interest in the Partnership into a General Partner Interest; (2) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner; (3) alter rights of the Partner (other than as a result of the issuance of Partnership Interests) to receive distributions pursuant to Article 5 or Article 13 or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 and Section 14.1(b)(iii) hereto); (4) alter or modify the Conversion Right and REIT Shares Amount as set forth in Sections 8.6 and 11.2(b), and the related definitions, in a manner adverse to such Partner; (5) cause the termination of the Partnership prior to the time set forth in Sections 2.4 or 13.1; or (vi) amend this Section 14.1(c). Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3 without the Consent specified in that section.

         (d) Other Amendments Requiring Limited Partner Approval. Notwithstanding Section 14.1(a) or Section 14.1(b) hereto, the General Partner shall not (except in connection with amendments made to reflect the issuance of additional Partnership Interests and the relative rights, powers and duties incident thereto) amend Sections 4.2(a), 7.5, 7.6, 11.2 or 14.2 without the Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners, excluding Limited Partnership Interests held by the Company.

         Section  14.2. Meetings of the Partners

         (a) General. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners (other than the Company) holding twenty percent (20%) or more of the Partnership Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in Section 14.1(a) hereto. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests held by Limited Partners (including Limited Partnership Interests held by the Company) shall control.

         (b) Actions Without a Meeting. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

         (c) Proxy. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of twelve (12) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

         (d) Conduct of Meeting. Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the shareholders of the Company and may be held at the same time, and as part of, meetings of the shareholders of the Company.

ARTICLE 15.  GENERAL PROVISIONS

         Section 15.1. Addresses and Notice

         Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail, by hand, via Fedex (or other nationally recognized overnight courier service), or via facsimile (with confirmed answer back) to the Partner or Assignee at the address set forth in Exhibit A hereto or such other address of which the Partner shall notify the General Partner in writing.

         Section 15.2. Titles and Captions

         All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles", "Sections" and "Exhibits" are to Articles, Sections and Exhibits of this Agreement.

         Section 15.3. Pronouns and Plurals

         Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

         Section 15.4. Further Action

         The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

         Section 15.5. Binding Effect

         This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

         Section 15.6. Creditors

         Other  than  as  expressly   set  forth  herein  with  respect  to  the
Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

         Section 15.7. Waiver

         No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

         Section 15.8. Counterparts

         This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

         Section 15.9. Applicable Law

         This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

         Section 15.10. Invalidity of Provisions

         If any provision of this Agreement shall to any extent be held void or unenforceable (as to duration, scope, activity, subject or otherwise) by a court of competent jurisdiction, such provision shall be deemed to be modified so as to constitute a provision conforming as nearly as possible to the original provision while still remaining valid and enforceable. In such event, the remainder of this Agreement (or the application of such provision to persons or circumstances other than those in respect of which it is deemed to be void or unenforceable) shall not be affected thereby. Each other provision of this Agreement, unless specifically conditioned upon the voided aspect of such provision, shall remain valid and enforceable to the fullest extent permitted by law; any other provisions of this Agreement that are specifically conditioned on the voided aspect of such invalid provision shall also be deemed to be modified so as to constitute a provision conforming as nearly as possible to the original provision while still remaining valid and enforceable to the fullest extent permitted by law.

         Section 15.11.  Power of Attorney

         (a) General. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

         (i) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (A) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property;
                  (B) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms;
                  (C) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation;
                  (D) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereto or the Capital Contribution of any Partner; and (E) all certificates, documents and other instruments relating to the determination of the rights and privileges of Partnership Interests; and

         (ii) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

         Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with
Article 14 hereto or as may be otherwise expressly provided for in this Agreement.

         (b) Irrevocable Nature. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

         Section 15.12.  Entire Agreement

         This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

                             SIGNATURE PAGE FOLLOWS

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement of Limited Partnership as of the date first written above.

                                    GENERAL PARTNER:

                                    MP OPERATING, INC.

                                    By: ________________________________
                                        John B. Poole
                                        President and Chief Executive Officer




                                    LIMITED PARTNER:

                                    MP PROPERTIES LP, INC.

                                    By: _________________________________
                                        John B. Poole
                                        President and Chief Executive Officer

ACKNOWLEDGED BY AND AGREED TO:

MONARCH PROPERTIES, INC.

By: _________________________
    John B. Poole
    President and Chief Executive Officer

                                    EXHIBIT A

                 PARTNER CONTRIBUTIONS AND PARTNERSHIP INTERESTS

                                                         AGREED VALUE OF
                                          CASH              NON-CASH
                                       PARTNERSHIP         CONTRIBUTED           TOTAL
    NAME AND ADDRESS OF PARTNER       CONTRIBUTION          PROPERTY          CONTRIBUTION       UNITS         INTEREST
    ---------------------------       ------------          --------          ------------       -----         --------
MP Operating, Inc.                                                                                                1%
8889 Pelican Bay Boulevard -                                                                                    General
Suite 501                                                                                                       Partner
Naples, Florida 34103
Attn:  John B. Poole
       President and CEO

MP Properties LP, Inc.                                                                                            99%
8889 Pelican Bay Boulevard -                                                                                    Limited
Suite 501                                                                                                       Partner
Naples, Florida 34103
Attn:  John B. Poole
       President and CEO

                                    EXHIBIT B

                           CAPITAL ACCOUNT MAINTENANCE

1. Capital Accounts of the Partners

         A. The Partnership shall maintain for each Partner a separate Capital Account in accordance with the rules of Regulations Section 1.704-1(b)(2)(iv). Such Capital Account shall be increased by (i) the amount of all Capital Contributions and any other deemed contributions made by such Partner to the Partnership pursuant to this Agreement; and (ii) all items of Partnership income and gain (including income and gain exempt from tax or any deemed gain pursuant to Section 1.B.(5) hereof) computed in accordance with Section 1.B. hereof and allocated to such Partner pursuant to Section 6.1(a) of the Agreement and Exhibit C hereof, and decreased by (x) the amount of cash or Agreed Value of all actual and deemed distributions of cash or property made to such Partner pursuant to this Agreement; and (y) all items of Partnership deduction and loss (any deemed loss pursuant to Section 1.B.(5) hereof) computed in accordance with
Section 1.B. hereof and allocated to such Partner pursuant to Section 6.1(b) of the Agreement and Exhibit C hereof.

         B. For purposes of computing the amount of any item of income, gain, deduction or loss to be reflected in the Partners' Capital Accounts, unless otherwise specified in this Agreement, the determination, recognition and classification of any such item shall be the same as its determination, recognition and classification for federal income tax purposes determined in accordance with Section 703(a) of the Code (for this purpose all items of income, gain, loss or deduction required to be stated separately pursuant to
Section 703(a)(1) of the Code shall be included in taxable income or loss), with the following adjustments:

         (1) Except as otherwise provided in Regulations Section 1.704-1(b)(2)(iv)(m), the computation of all items of income, gain, loss and deduction shall be made without regard to any election under Section 754 of the Code which may be made by the Partnership, provided that the amounts of any adjustments to the adjusted bases of the assets of the Partnership made pursuant to Section 734 of the Code as a result of the distribution of property by the Partnership to a Partner (to the extent that such adjustments have not previously been reflected in the Partners' Capital Accounts) shall be reflected in the Capital Accounts of the Partners in the manner and subject to the limitations prescribed in Regulations Section 1.704(b)(2)(iv)(m)(4).

         (2) The computation of all items of income, gain, and deduction shall be made without regard to the fact that items described in Sections 705(a)(1)(B) or 705(a)(2)(B) of the Code are not includable gross income or are neither currently deductible nor capitalized for federal income tax purposes.

         (3) Any income, gain or loss attributable to the taxable disposition of any Partnership property shall be determined as if the adjusted basis of such property as of such date of disposition were equal in amount to the Partnership's Carrying Value with respect to such property as of such date.

         (4) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such fiscal year.

         (5) In the event the Carrying Value of any Partnership Asset is adjusted pursuant to Section 1.D hereto, the amount of any such adjustment shall be taken into account as gain or loss from the disposition of such asset.

         C.  Generally,  a transferee  (including  an Assignee) of a Partnership
Unit shall succeed to a pro rata portion of the Capital Account of the transferor; provided, however, that, if the transfer causes a termination of the Partnership under Section 708(b)(1)(B) of the Code, the Partnership's properties shall be deemed solely for federal income tax purposes, to have been distributed in liquidation of the Partnership to the holders of Partnership Units (including such transferee) and recontributed by such Persons in reconstitution of the Partnership. In such event, the Carrying Values of the Partnership properties shall be adjusted immediately prior to such deemed distribution pursuant to
Section 1.D(2) hereto. The Capital Accounts of such reconstituted Partnership shall be maintained in accordance with the principles of this Exhibit B.

         D.(1) Consistent with the provisions of Regulations Section 1.704-1(b)(2)(iv)(f), and as provided in Section 1.D(2), the Carrying Value of all Partnership assets shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the times of the adjustments provided in Section 1.D(2) hereto, as if such Unrealized Gain or Unrealized Loss had been recognized on an actual sale of each such property and allocated pursuant to Section 6.1 of the Agreement.

         (2) Such adjustments shall be made as of the following times: (a) immediately prior to the issuance of additional Partnership Units to any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) immediately prior to the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) immediately prior to the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) provided, however, that adjustments pursuant to (a) and (b) above shall be made only if the General Partner determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership.

         (3) In accordance with Regulations Section 1.704-1(b)(2)(iv)(e), the Carrying Value of Partnership assets distributed in kind shall be adjusted upward or downward to reflect any Unrealized Gain or Unrealized Loss attributable to such Partnership property, as of the time any such asset is distributed.

         (4) In determining Unrealized Gain or Unrealized Loss for purposes of this Exhibit B, the aggregate cash amount and fair market value of all Partnership assets (including cash or cash equivalents) shall be determined by the General Partner or Liquidator in accordance with Section 4.1(e).

         E. The provisions of this Agreement (including this Exhibit B and other Exhibits to this Agreement) relating to the maintenance of Capital Accounts are intended to comply with Regulations Section 1.704-1(b), and shall be interpreted and applied in a manner consistent with such Regulations. In the event the General Partner shall determine that it is prudent to modify (i) the manner in which the Capital Accounts, or any debits or credits thereto (including, without limitation, debits or credits relating to liabilities which are secured by contributed or distributed property or which are assumed by the Partnership, the General Partner, or the Limited Partners) are computed; or (ii) the manner in which items are allocated among the Partners for federal income tax purposes in order to comply with such Regulations or to comply with Section 704(c) of the Code, the General Partner may make such modification without regard to Article 14 of the Agreement, provided that it is not likely to have a material effect on the amounts distributable to any Person pursuant to Article 13 of the Agreement upon the dissolution of the Partnership. The General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q); and (ii) make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b). In addition, the General Partner may adopt and employ such methods and procedures for (i) the maintenance of book and tax capital accounts; (ii) the determination and allocation of adjustments under Sections 704(c), 734 and 743 of the Code;
(iii) the determination of Net Income, Net Loss, taxable loss and items thereof under this Agreement and pursuant to the Code; (iv) the adoption of reasonable conventions and methods for the valuation of assets and the determination of tax basis; (v) the allocation of asset value and tax basis; and (vi) conventions for the determination of cost recovery, depreciation and amortization deductions, as it determines in its sole discretion are necessary or appropriate to execute the provisions of this Agreement, to comply with federal and state tax laws, and are in the best interest of the Partners.

2. No Interest

         No interest shall be paid by the Partnership on Capital Contributions or on balances in Partners' Capital Accounts.

3. No Withdrawal

         No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 7 and 13 of the Agreement.

                                    EXHIBIT C

                            SPECIAL ALLOCATION RULES

1. Special Allocation Rules

         Notwithstanding any other provision of the Agreement or this Exhibit C, the following special allocations shall be made in the following order:

         1.1. Minimum Gain Chargeback. Notwithstanding the provisions of Section
6.1 of the Agreement or any other provisions of this Exhibit C, if there is a net decrease in Partnership Minimum Gain during any Partnership taxable year, each Partner shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(f)(6). This Section
1.1 is intended to comply with the minimum gain chargeback requirements in Regulations Section 1.704-2(f) and shall be interpreted consistently therewith. Solely for purposes of this Section 1.1, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to Section
6.1 of Partner Minimum Gain during such Partnership taxable year.

         1.2. Partner Minimum Gain Chargeback. Notwithstanding any other provision of Section 6.1 of this Agreement or any other provisions of this Exhibit C (except Section 1.1 hereof), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership taxable year, each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.702-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Partner's share of the net decrease in Partner
Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Section 1.704-2(i)(4). This
Section 1.2 is intended to comply with the minimum gain chargeback requirement in such Section of the Regulations and shall be interpreted consistently therewith. Solely for purposes of Section 1.2, each Partner's Adjusted Capital Account Deficit shall be determined prior to any other allocations pursuant to
Section 6.1 of the Agreement or this Exhibit with respect to such Partnership taxable year, other than allocations pursuant to Section 1.1 hereof.

         1.3. Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations or distributions described in Regulations
Sections       1.704-1(b)(2)(ii)(d)(4),        1.704-1(b)(2)(ii)(d)(5),       or
1.704-1(b)(2)(ii)(d)(6), and after giving effect to the allocations required under Sections 1.1 and 1.2 hereof such Partner has an Adjusted Capital Account Deficit, items of Partnership income and gain (consisting of a pro rata portion of each item of Partnership income, including gross income and gain for the Partnership taxable year) shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, its Adjusted Capital Account Deficit created by such adjustments, allocations or distributions as quickly as possible.

         1.4. Nonrecourse Deductions. Nonrecourse Deductions for any Partnership taxable year shall be allocated to the Partners in accordance with their respective Percentage Interests. If the General Partner determines in its good faith discretion that the Partnership's Nonrecourse Deductions must be allocated in a different ratio to satisfy the safe harbor requirements of the Regulations promulgated under Section 704(b) of the Code, the General Partner is authorized, upon notice to the Limited Partners, to revise the prescribed ratio to the numerically closest ratio for such Partnership taxable year which would satisfy such requirements.

         1.5. Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership taxable year shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations Section 1.704-2(i).

         1.6. Code Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis, and such item of gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital
Accounts  are  required  to  be  adjusted   pursuant  to  such  Section  of  the
Regulations.

         1.7. Curative Allocations. The allocations set forth in Section 1.1 through 1.6 of this Exhibit C (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations under Section 704(b) of the Code. The Regulatory Allocations may not be consistent with the manner in which the Partners intend to divide Partnership distributions. Accordingly, the General Partner is hereby authorized to divide other allocations of income, gain, deduction and loss among the Partners so as to prevent the Regulatory Allocations from distorting the manner in which Partnership distributions will be divided among the Partners. In general, the Partners anticipate that, if necessary, this will be accomplished by specially allocating other items of income, gain, loss and deduction among the Partners so that the net amount of the Regulatory Allocations and such special allocations to each person is zero. However, the General Partner will have discretion to accomplish this result in any reasonable manner; provided, however, that no allocation pursuant to this
Section 1.7 shall cause the Partnership to fail to comply with the requirements of Regulations Sections 1.704-1(b)(2)(ii)(d), -2(e) or -2(i).

2.       Allocations for Tax Purposes.

         2.1. Except as otherwise provided in this Section 2, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

         2.2. In an attempt to eliminate Book-Tax Disparities attributable to a Contributed Property or Adjusted Property, items of income, gain, loss, and deduction shall be allocated for federal income tax purposes among the Partners as follows:

         A.       (1)      In the case of a  Contributed  Property,  such  items
                           attributable thereto shall be allocated among the Partners, consistent with the principles of Section
                           704(c) of the Code and the Regulations thereunder, to take into account the variation between the 704(c)
                           Value of such property and its adjusted basis at the time of contribution; and

                  (2) Any item of Residual Gain or Residual Loss attributable to a Contributed Property shall be allocated among the Partners in the same manner as its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

         B.       (1)      In the case of an Adjusted Property, such items shall

                           (a) first, be allocated among the Partners in a manner consistent with the principles of
                                    Section   704(c)   of  the   Code   and  the
                                    Regulations  thereunder to take into account
                                    the  Unrealized   Gain  or  Unrealized  Loss
                                    attributable   to  such   property  and  the
                                    allocations thereof pursuant to Exhibit B hereof; and

                           (b) second, in the event such property was originally a Contributed Property, be allocated among the Partners in a manner consistent with Section 2.2(A) of this Exhibit C; and

                  (2) any item of Residual Gain or Residual Loss attributable to an Adjusted Property shall be allocated among the Partners in the same manner its correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C. ---------

            C. all other items of income, gain, loss and deduction shall be allocated among the Partners the same manner as their correlative item of "book" gain or loss is allocated pursuant to Section 6.1 of the Agreement and Section 1 of this Exhibit C.

         2.3. To the extent that the Treasury Regulations promulgated pursuant to Section 704(c) of the Code permit the Partnership to utilize alternative methods to eliminate the disparities between the Carrying Value of property and its adjusted basis, the General Partner shall have the authority to elect the method to be used by the Partnership and such election shall be binding on all Partners.

3. No Withdrawal.

         No Partner shall be entitled to withdraw any part of his Capital Contribution or his Capital Account or to receive any distribution from the Partnership, except as provided in Articles 4, 5, 8 and 13 of the Agreement.

                                    EXHIBIT D

                              NOTICE OF CONVERSION

         The undersigned Limited Partner hereby irrevocably (i) converts [Insert Number] Limited Partnership Units in Monarch Properties, LP in accordance with the terms of the Agreement of Limited Partnership of Monarch Properties, LP and the Conversion Right referred to therein; (ii) surrenders such Limited Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or the REIT Shares Amount deliverable upon exercise of the Conversion Right be delivered to the address specified below, and, if the Units are converted for REIT Shares that such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby, represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Limited Partnership Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to redeem and surrender such Limited Partnership Units as provided herein; and (c) has obtained the consent or approval of all person or entities, if any, having the right to consent or approve such redemption and surrender.

Dated:_________________________

Name of Limited Partner:____________________________________
                                            Please Print

                                            ------------------------------------
                                            (Signature of Limited Partner)

                                            ------------------------------------
                                            (Street Address)

                                            ------------------------------------
                                            (City)       (State)    (Zip Code)


                                            Signature Guaranteed by:
                                            ------------------------------------


Issue REIT Shares to:


Name:_________________________________


Please insert social security or tax identifying number:__________________

                                    EXHIBIT E

                          VALUE OF CONTRIBUTED PROPERTY


         UNDERLYING PROPERTY             704(C) VALUE            AGREED VALUE
         -------------------             ------------            ------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

         UNDERLYING PROPERTY             704(C) VALUE            AGREED VALUE
         -------------------             ------------            ------------

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

                                    EXHIBIT F

                          RECOURSE DEBT LEVEL SCHEDULE